UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): February 13, 2007

                               Manaris Corporation
             (Exact name of registrant as specified in its charter)


           Nevada                   000-33199                88-0467848
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(State or other jurisdiction   (Commission File No.)      (IRS Employer ID)
      of incorporation)

                          1155 Rene-Levesque Blvd. West
                                   Suite 2720
                                Montreal, Quebec
                                 Canada H3B 2K8
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              (Address of principal executive offices and Zip Code)

                                 (514) 337-2447
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              (Registrant's telephone number, including area code)

                                   Copies to:
                               Darrin Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                               New York, NY 10018
                               Tel:(212) 930-9700
                               Fax:(212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Bylaws

On February 13, 2007, the Board of Directors of Manaris Corporation ("Manaris" or the "Company") adopted amended and restated Bylaws of the Company (the "Amended Bylaws"). The Amended Bylaws clarify the following:

      o The annual meeting of shareholders shall be held at the Company's discretion;
      o The Company is not permitted to make loans to its directors or officers.

Item 5.02 Departure of Director

On February 14, 2007, Marc Bouchard resigned as a Director of the Company, effective immediately. There was no disagreement between the Company and Mr. Bouchard which led to his resignation.

Item 9.01 Exhibits


      Exhibit     Description

      3.1         Amended and Restated Bylaws


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MANARIS CORPORATION


February 20, 2007                        By:  /s/ John G. Fraser
                                             -------------------
                                             John G. Fraser
                                             President and Chief
                                             Executive Officer